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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) April 29, 2003
                                                 --------------

                          PHOENIX FOOTWEAR GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       001-31309                                          15-0327010
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(Commission File Number)                       (IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California          92008
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(Address of Principal Executive Offices)                  (Zip Code)
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(760) 602-9688
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              (Registrant's Telephone Number, Including Area Code)

DANIEL GREEN COMPANY
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          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On April 28, 2003, the Company issued a press release announcing its first quarter 2003 results. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C)       EXHIBIT NO.              DESCRIPTION
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                     99.1                  Press Release dated April 28, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHOENIX FOOTWEAR GROUP, INC.
                                            (formerly Daniel Green Company)

Date:  April 29, 2003                       By: /s/ Kenneth Wolf
                                                --------------------------------
                                                Kenneth Wolf
                                                CFO and Treasurer
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                                  EXHIBIT INDEX



         EXHIBIT NO.               DESCRIPTION
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            99.1                   Press Release dated April 28, 2003.